IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

RBC FUNDS TRUST

RBC Mid Cap Growth Fund

Supplement dated June 14, 2010 to the RBC Equity Funds Prospectus (“Prospectus”) dated
November 24, 2009 as revised on March 15, 2010, March 25, 2010 and May 26, 2010 and the Statement of Additional Information (“SAI”) dated November 24, 2009 as revised on February 16, 2010, March 15, 2010, March 23, 2010 and May 26, 2010.

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On October 12, 2009, the Board of Trustees of RBC Funds Trust approved changes to the RBC Mid Cap Growth Fund’s name, investment strategies and policies to reposition the Fund as a smid-cap growth fund.  Under the new investment strategies and policies, the RBC Mid Cap Growth Fund will invest in equity securities of both small and mid capitalization companies and the name of the RBC Mid Cap Growth Fund will be changed to the RBC SMID Cap Growth Fund (the “Fund”).  The Fund will be transitioned to a smid-cap growth fund over a period of 60 days.  The changes to the Fund’s name, investment strategies and Prospectus and SAI disclosure described below will become effective on August 17, 2010.  All references to “RBC Mid Cap Growth Fund” in the Prospectus and SAI are hereby replaced with “RBC SMID Cap Growth Fund.”

To reflect changes to the principal investment strategies of the Fund, the information under the heading “Principal Investment Strategies” on page 1 of the Prospectus is deleted and replaced with the following:

Principal Investment Strategies.  The Fund seeks long term capital appreciation by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small and mid capitalization growth companies with market capitalizations from $300 million to $6 billion at the time of investment.  The Fund will provide notice to shareholders at least 60 days prior to any change to its 80% policy.  By utilizing a bottom-up fundamental approach and selecting investments from a universe of small and mid capitalization companies that the Advisor believes are of high quality, the Advisor seeks to create a diverse portfolio of profitable small and mid capitalization growth companies that are selling at reasonable valuations.  The Fund's portfolio will normally consist of approximately 70 to 90 companies.

A full discussion of all permissible investments can be found in the Equity Funds’ Statement of Additional Information (“SAI”).

The following information on Small Company Risk and IPO Risk is added under the heading “Principal Risks” on page 2 of the Prospectus:

Small Company Risk. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

RBC EQ & AC PRO/SAI - SUPP 6/14/2010

IPO Risk. Although the Fund generally does not invest in initial public offerings (“IPOs”), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund’s IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

The following paragraph is added as the second paragraph in the section entitled “Performance Information” on page 3 of the Prospectus:

Effective August 17, 2010, the RBC Mid Cap Growth Fund is changing its name to RBC SMID Cap Growth Fund and its investment strategies and policies so that it invests primarily in common stocks of both small and mid capitalization companies.  Prior to this time, the Fund primarily invested in common stocks of mid-sized companies.  The returns reflected in the bar chart and the table below may not be indicative of future performance.

The table under the heading entitled “Additional Information--Overview of Principal Risks of the Funds” on page 24 of the Prospectus is deleted and replaced with the following:

Overview of Principal Risks of the Funds

	Market Risk	Active Management Risk	Foreign Investment Risk	Mid-Sized Company Risk	Small Company Risk	IPO Risk
RBC SMID Cap Growth Fund	X	X	X	X	X	X
RBC Enterprise Fund	X	X			X	X
RBC Small Cap Core Fund	X	X			X	X
RBC Microcap Value Fund	X	X			X

More information on these and other risks can be found in the “Principal Risks” sections under each Fund summary in this prospectus and in the Equity Funds’ SAI.

The third paragraph under the heading “Investment Restrictions—Non-Fundamental Investment Restrictions” on page 18 of the SAI is deleted and replaced with the following:

RBC SMID Cap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small and mid-sized companies. Small and mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of $300 million to $6 billion at the time of purchase by the Fund. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this 80% policy.

The first paragraph under the heading “Investment Advisor—Equity Teams” on page 33 of the SAI is deleted and replace with the following:

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Equity Teams

Equity team compensation is comprised of three components: salary, investment performance bonus and profit sharing.  The Advisor calibrates salary by position and performance, and gears them to be competitive in the market.  Investment performance bonuses are based on the performance of the team and individual and are intended to ensure that compensation motivation is aligned with client interests.  These bonuses, other than for RBC Microcap Value Fund, are typically based on the performance of the individual and team relative to appropriate benchmarks over one and three year periods.  These benchmarks and/or peer groups are: the Russell 2500TM Growth Index and eVestment Alliance manager peer group for accounts managed in the small and mid cap growth style, including RBC SMID Cap Growth Fund; and the Russell 2000® Index and Lipper Small Cap Core manager peer group for accounts managed in the small cap core value style, including RBC Enterprise and RBC Small Cap Core Funds.

The following sentence is added at the end of the first paragraph under the heading “Other Information—Capitalization” on page 45 of the SAI:

Prior to August 17, 2010, the RBC SMID Cap Growth Fund was known as the RBC Mid Cap Growth Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RBC EQ & AC PRO/SAI - SUPP 6/14/2010